Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2012 and 2011

	4th Quarter
(in thousands, except per share data)	2012	2011	Change
Operating Revenues
Oil and gas operations	$308,640	$168,692	$139,948
Natural gas distribution	124,406	119,456	4,950

Total operating revenues	433,046	288,148	144,898

Operating Expenses
Cost of gas	48,049	47,607	442
Operations and maintenance	126,022	100,356	25,666
Depreciation, depletion and amortization	118,735	84,438	34,297
Taxes, other than income taxes	23,121	22,335	786
Accretion expense	1,953	1,771	182

Total operating expenses	317,880	256,507	61,373

Operating Income	115,166	31,641	83,525

Other Income (Expense)
Interest expense	(17,098)	(13,979)	(3,119)
Other income	708	1,706	(998)
Other expense	(598)	(106)	(492)

Total other expense	(16,988)	(12,379)	(4,609)

Income Before Income Taxes	98,178	19,262	78,916
Income tax expense	35,355	4,830	30,525

Net Income	$62,823	$14,432	$48,391

Diluted Earnings Per Average Common Share	$0.87	$0.20	$0.67

Basic Earnings Per Average Common Share	$0.87	$0.20	$0.67

Diluted Avg. Common Shares Outstanding	72,319	72,269	50

Basic Avg. Common Shares Outstanding	72,138	72,082	56

Dividends Per Common Share	$0.14	$0.135	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2012 and 2011

	Year-to-date
(in thousands, except per share data)	2012	2011	Change
Operating Revenues
Oil and gas operations	$1,165,580	$948,526	$217,054
Natural gas distribution	451,589	534,953	(83,364)

Total operating revenues	1,617,169	1,483,479	133,690

Operating Expenses
Cost of gas	142,228	233,523	(91,295)
Operations and maintenance	477,883	419,119	58,764
Depreciation, depletion and amortization	419,598	283,997	135,601
Asset impairment	21,545	—	21,545
Taxes, other than income taxes	88,989	91,734	(2,745)
Accretion expense	7,534	6,837	697

Total operating expenses	1,157,777	1,035,210	122,567

Operating Income	459,392	448,269	11,123

Other Income (Expense)
Interest expense	(65,556)	(44,822)	(20,734)
Other income	4,448	2,334	2,114
Other expense	(903)	(456)	(447)

Total other expense	(62,011)	(42,944)	(19,067)

Income Before Income Taxes	397,381	405,325	(7,944)
Income tax expense	143,819	145,701	(1,882)

Net Income	$253,562	$259,624	$(6,062)

Diluted Earnings Per Average Common Share	$3.51	$3.59	$(0.08)

Basic Earnings Per Average Common Share	$3.52	$3.60	$(0.08)

Diluted Avg. Common Shares Outstanding	72,316	72,332	(16)

Basic Avg. Common Shares Outstanding	72,119	72,056	63

Dividends Per Common Share	$0.56	$0.54	$0.02

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2012 and December 31, 2011

(in thousands)	December 31, 2012	December 31, 2011
ASSETS
Current Assets
Cash and cash equivalents	$17,014	$9,541
Accounts receivable, net of allowance	282,405	231,925
Inventories	63,994	74,012
Regulatory asset	45,515	57,143
Other	28,007	71,547

Total current assets	436,935	444,168

Property, Plant and Equipment
Oil and gas properties, net	4,673,886	3,783,842
Utility plant, net	842,643	813,428
Other property, net	25,107	23,506

Total property, plant and equipment, net	5,541,636	4,620,776

Other Assets
Regulatory asset	110,566	95,633
Long-term derivative instruments	40,577	31,056
Other	53,486	45,783

Total other assets	204,629	172,472

TOTAL ASSETS	$6,183,200	$5,237,416

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$50,000	$1,000
Notes payable to banks	643,000	15,000
Accounts payable	264,889	302,048
Regulatory liability	45,116	58,279
Other	164,087	167,552

Total current liabilities	1,167,092	543,879

Long-term debt	1,103,528	1,153,700

Deferred Credits and Other Liabilities
Regulatory liability	80,404	87,234
Deferred income taxes	905,601	806,127
Long-term derivative instruments	11,305	34,663
Other	238,580	179,650

Total deferred credits and other liabilities	1,235,890	1,107,674

Total Shareholders’ Equity	2,676,690	2,432,163

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,183,200	$5,237,416

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2012 and 2011

	4th Quarter
(in thousands, except sales price data)	2012	2011	Change
Oil and Gas Operations (GAAP)
Operating revenues
Natural gas	$77,608	$96,654	$(19,046)
Oil	211,067	47,490	163,577
Natural gas liquids	20,968	23,975	(3,007)
Other	(1,003)	573	(1,576)

Total (GAAP)	$308,640	$168,692	$139,948

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues
Natural gas	$74,002	$96,654	$(22,652)
Oil	188,636	138,093	50,543
Natural gas liquids	22,290	24,184	(1,894)
Other	(1,003)	573	(1,576)

Total (Non-GAAP)*	$283,925	$259,504	$24,421

Production volumes
Natural gas (MMcf)	19,110	18,810	300
Oil (MBbl)	2,339	1,744	595
Natural gas liquids (MMgal)	29.1	24.8	4.3
Total production volumes (MMcfe)	37,296	32,820	4,476
Total production volumes (MBOE)	6,216	5,470	746
Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$3.87	$5.14	$(1.27)
Oil (barrel)	$80.65	$78.52	$2.13
Natural gas liquids (gallon)	$0.77	$0.97	$(0.20)
Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.27	$3.45	$(0.18)
Oil (barrel)	$81.09	$90.89	$(9.80)
Natural gas liquids (gallon)	$0.68	$1.14	$(0.46)
Other data
Lease operating expense (LOE)
LOE and other	$71,375	$49,874	$21,501
Production taxes	14,442	14,109	333

Total	$85,817	$63,983	$21,834

Depreciation, depletion and amortization	$108,016	$74,128	$33,888
General and administrative expense	$14,453	$16,973	$(2,520)
Capital expenditures	$333,298	$448,851	$115,553
Exploration expenditures	$5,976	$514	$5,462
Operating income	$92,425	$11,323	$81,102

*	Operating revenues excluding mark-to-market gains of $24,715 and losses of $90,812 in fourth quarter 2012 and 2011, respectively.

Natural Gas Distribution
Operating revenues
Residential	$76,161	$74,157	$2,004
Commercial and industrial	30,822	29,186	1,636
Transportation	16,093	14,665	1,428
Other	1,330	1,448	(118)

Total	$124,406	$119,456	$4,950

Gas delivery volumes (MMcf)
Residential	4,413	4,407	6
Commercial and industrial	2,235	2,151	84
Transportation	13,271	10,901	2,370

Total	19,919	17,459	2,460

Other data
Depreciation and amortization	$10,719	$10,310	$409
Capital expenditures	$20,083	$16,814	$3,269
Operating income	$22,951	$20,675	$2,276

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2012 and 2011

	Year-to-date
(in thousands, except sales price data)	2012	2011	Change
Oil and Gas Operations (GAAP)
Operating revenues
Natural gas	$288,979	$386,894	$(97,915)
Oil	790,345	467,320	323,025
Natural gas liquids	85,938	87,466	(1,528)
Other	318	6,846	(6,528)

Total (GAAP)	$1,165,580	$948,526	$217,054

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues
Natural gas	$289,494	$386,894	$(97,400)
Oil	731,559	504,793	226,766
Natural gas liquids	85,459	87,580	(2,121)
Other	318	6,846	(6,528)

Total (Non-GAAP)*	$1,106,830	$986,113	$120,717

Production volumes
Natural gas (MMcf)	76,362	71,718	4,644
Oil (MBbl)	8,766	6,318	2,448
Natural gas liquids (MMgal)	108.1	91.4	16.7
Total production volumes (MMcfe)	144,396	122,688	21,708
Total production volumes (MBOE)	24,066	20,448	3,618
Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$3.79	$5.39	$(1.60)
Oil (barrel)	$83.45	$79.72	$3.73
Natural gas liquids (gallon)	$0.79	$0.96	$(0.17)
Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$2.71	$3.93	$(1.22)
Oil (barrel)	$87.56	$90.53	$(2.97)
Natural gas liquids (gallon)	$0.75	$1.11	$(0.36)
Other data
Lease operating expense (LOE)
LOE and other	$250,497	$202,094	$48,403
Production taxes	55,878	54,951	927

Total	$306,375	$257,045	$49,330

Depreciation, depletion and amortization	$377,328	$244,081	$133,247
Asset impairment	$21,545	$—	$21,545
General and administrative expense	$66,192	$64,322	$1,870
Capital expenditures	$1,291,211	$1,115,452	$175,759
Exploration expenditures	$19,363	$13,110	$6,253
Operating income	$367,243	$363,131	$4,112

*	Operating revenues excluding mark-to-market gains of $58,750 and losses of $37,587 in 2012 and 2011, respectively.

Natural Gas Distribution
Operating revenues
Residential	$277,698	$343,740	$(66,042)
Commercial and industrial	115,711	136,469	(20,758)
Transportation	58,857	55,234	3,623
Other	(677)	(490)	(187)

Total	$451,589	$534,953	$(83,364)

Gas delivery volumes (MMcf)
Residential	16,014	21,132	(5,118)
Commercial and industrial	8,372	9,994	(1,622)
Transportation	48,106	44,614	3,492

Total	72,492	75,740	(3,248)

Other data
Depreciation and amortization	$42,270	$39,916	$2,354
Capital expenditures	$71,869	$73,984	$(2,115)
Operating income	$93,216	$86,216	$7,000